Exhibit 99.1

Glossary of Terms

The following terms are used in this Form 8-K:

APB No. 25	Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.”
Bcf	one billion cubic feet of natural gas.
Cal ISO	California Independent System Operator.
Cal PX	California Power Exchange.
CDWR	California Department of Water.
CenterPoint	CenterPoint Energy, Inc., on and after August 31, 2002 and Reliant Energy, Incorporated prior to August 31, 2002.
CenterPoint Plans	CenterPoint Long-Term Incentive Compensation Plan and certain other incentive compensation plans of CenterPoint.
CFTC	Commodity Futures Trading Commission.
Channelview	Reliant Energy Channelview L.P.
Distribution	the distribution of approximately 83% of our common stock owned by CenterPoint to its stockholders on September 30, 2002.
EBIT	earnings (loss) before interest expense, interest income and income taxes.
EBITDA	earnings (loss) before interest expense, interest income, income taxes, depreciation and amortization expense.
EITF	Emerging Issues Task Force.
EITF No. 98-10	EITF Issue No. 98-10, “Accounting for Contracts Involved in Energy Trading and Risk Management Activities.”
EITF No. 02-03	EITF Issue No. 02-03, “Issues Related to Accounting for Contracts Involved in Energy Trading and Risk Management Activities.”
EITF No. 03-11	EITF Issue No. 03-11, “Reporting Realized Gains and Losses on Derivative Instruments that are Subject to FASB Statement No. 133 and Not “Held for Trading Purposes” as Defined in EITF Issue No. 02-03.”
Enron	Enron Corp. and its affiliates.
EPA	United States Environmental Protection Agency.
ERCOT	Electric Reliability Council of Texas.
ERCOT ISO	ERCOT Independent System Operator.
ERCOT Region	the electric market operated by ERCOT.
ESPP	Reliant Resources Employee Stock Purchase Plan.
FASB	Financial Accounting Standards Board.
FERC	Federal Energy Regulatory Commission.
FIN No. 45	FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Direct Guarantees of Indebtedness of Others.”
FIN No. 46	FASB Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51.”
FIN No. 46R	FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51.”
GAAP	United States generally accepted accounting principles.
GWh	gigawatt hour.
hydropower plants	71 operating hydropower plants and a fossil-fueled, combined-cycle generation plant with a total aggregate net generating capacity of 770 MW located in upstate New York, which were sold in September 2004.
IPO	our initial public offering in May 2001.
ISO	independent system operator.
KWh	kilowatt hour.
LEP	Liberty Electric Power, LLC, one of our subsidiaries.
Liberty	Liberty Electric PA, LLC, one of our subsidiaries.

Glossary of Terms

(continued)

LIBOR	London inter-bank offered rate.
MW	megawatts.
MWh	megawatt hour.
NEA	NEA, B.V., formerly the coordinating body for the Dutch electric generating sector.
NYISO	New York Independent System Operator.
Orion Capital	Orion Power Capital, LLC, one of our subsidiaries.
Orion MidWest	Orion Power MidWest, L.P., one of our subsidiaries.
Orion NY	Orion Power New York, L.P., one of our subsidiaries.
Orion Power	Orion Power Holdings and its subsidiaries.
Orion Power Holdings	Orion Power Holdings, Inc., one of our subsidiaries.
OTC	over-the-counter market.
PEDFA	Pennsylvania Economic Development Financing Authority.
PG&E	Pacific Gas and Electric.
PJM	PJM Interconnection, LLC.
PJM Market	the wholesale electric market operated by PJM primarily in all or parts of Delaware, the District of Columbia, Maryland, New Jersey, Ohio, Pennsylvania, Virginia and West Virginia.
PUCT	Public Utility Commission of Texas.
QSPE	qualified special purpose entity.
RE BV	Reliant Energy Europe B.V., formerly one of our subsidiaries.
RECE	Reliant Energy Capital (Europe), Inc., one of our subsidiaries.
Reliant Energy	Reliant Resources, Inc. before April 26, 2004 and Reliant Energy, Inc. on or after April 26, 2004.
Reliant Energy, Incorporated	Reliant Energy, Incorporated and its subsidiaries.
Reliant Energy Services	Reliant Energy Services, Inc., one of our subsidiaries.
REMA	Reliant Energy Mid-Atlantic Power Holdings, LLC, one of our subsidiaries, and its subsidiaries.
REPG	Reliant Energy Power Generation, Inc., one of our subsidiaries.
REPGB	Reliant Energy Power Generation Benelux, B.V., formerly one of our subsidiaries.
SCE	Southern California Edison Company.
SEC	Securities and Exchange Commission.
SFAS	Statement of Financial Accounting Standards.
SFAS No. 123	SFAS No. 123, “Accounting for Stock Based Compensation.”
SFAS No. 132	SFAS No. 132, “Employers’ Disclosures about Pensions and Other Postretirement Benefits.”
SFAS No. 132 (Revised 2003)	SFAS No. 132 (Revised 2003), “Employers’ Disclosures about Pensions and Other Postretirement Benefits – An Amendment of FASB Statements No. 87, 88 and 106.”
SFAS No. 133	SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended.
SFAS No. 141	SFAS No. 141, “Business Combinations.”
SFAS No. 142	SFAS No. 142, “Goodwill and Other Intangible Assets.”
SFAS No. 143	SFAS No. 143, “Accounting for Asset Retirement Obligations.”
SFAS No. 144	SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets.”
SFAS No. 148	SFAS No. 148, “Accounting for Stock Based Compensation – Transition and Disclosure, an amendment to SFAS No. 123.”
SFAS No. 149	SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.”
Spark spread	the difference between power prices and natural gas fuel costs.
SRP	Salt River Agricultural Improvement and Power District.
Texas electric restructuring law	Texas Electric Choice Plan adopted by the Texas legislature in June 1999.

Glossary of Terms

(continued)

Texas Genco	Texas Genco, LP and its subsidiaries and Texas Genco Holdings, Inc., and its subsidiaries.
Texas Genco Holdings, Inc.	a majority-owned subsidiary of CenterPoint.
Texas Genco, LP	a subsidiary of Texas Genco Holdings, Inc.

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